FEDERATED CAPITAL APPRECIATION FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

(A PORTFOLIO OF FEDERATED EQUITY FUNDS)

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SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2000

On page 17 of the prospectus under the section entitled "The Fund's Portfolio Managers Are" please delete the following biographical information.

"Arthur J. Barry has been the Fund's Portfolio Manager since March of 1997. Mr. Barry joined Federated in 1994 as an Investment Analyst and became a Portfolio Manager in 1997. He served as an Assistant Vice President of the Fund's Adviser from April 1997 through July 1998 and has been a Vice President of the Adviser since July 1998. Mr. Barry is a Chartered Financial Analyst. He earned his M.S.I.A. with concentrations in Finance and Accounting from Carnegie Mellon University."

Bernard Picchi, David P. Gilmore, James E. Grefenstette, and J. Thomas Madden remain as Portfolio Managers to the Fund.




                                                March 16, 2001





Cusip 314172701
Cusip 314172800
Cusip 314172883

26336 (3/01)